SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2010

Z3 ENTERPRISES, INC.
[Missing Graphic Reference]
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-53443	75-3076597
(State or Other Jurisdiction	(Commission	( I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2831 St. Rose Parkway, Suite 204, Henderson, NV	89052
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (702) 589-4709

[Missing Graphic Reference]
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 1-Registrant’s Business and Operations

Item 1.01 Entry into a Material  Definitive Agreement

On December 24, 2010 the Company entered into a Memorandum of Agreement with  Taharqa Aleem and Tunde Ra Aleem (the “Aleem Brothers”) whereby the Aleem brothers  will transfer all rights title and interest to “The Ghetto Fighters in Harlem World”, an autobiography by the Aleem Brothers.  In addition,  the Company will  have the exclusive rights to adapt the book into a screenplay, movie or any other form of entertainment as well as the exclusive worldwide rights to distribute the movie or other entertainment production.   The Aleem brothers worked with Jimi Hendrix.

The Memorandum of Agreement also provides for the transfer of all rights title and interest, intellectual property rights of any unreleased recordings of The Ghetto Fighters featuring Jimi Hendrix.

The Memorandum of Agreement provides for total cash payments of $500,000,  the issuance of $500,000 of the Company’s common stock and royalty payments ranging from 20% to 50% from project developments.

Closing of the transaction will be subject to execution of a definitive agreement.

See attached Exhibit 1.1 for more specific information regarding the terms and conditions of the Memorandum of Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2010	Z3 Enterprises, Inc
(Registrant)

	By:	/s/ Ross Giles
Ross Giles, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Memorandum of Agreement .
Exhibit 99.1	Press Release

Exhibit 1.1

MEMORANDUM OF AGREEMENT
DATED DECEMBER 24, 2010
BY AND BETWEEN
Z3E, INC. (“Z3E”)
and

 TAHARQA ALEEM AND TUNDE RA ALEEM a/k/a/ ALBERT ALLEN AND ARTHUR ALLEN (“THE ALEEM BROTHERS”)

The following, when countersigned by both parties above, shall serve as the interim agreement between such parties and shall be fully binding and remain in effect until a more formal contract is executed.  In the event that the parties do not come to terms,  the terms and conditions set forth herein shall be binding on the parties and constitute the definitive agreement which will be binding on all parties.

1. Transfer of Assets;

In consideration for the sum of $1.00 in hand received and other good and valuable consideration as set forth herein,  the Aleem Brothers shall transfer to Z3E  all rights title and interest to the following projects  and assets owned by the Aleem Brothers as set forth below :

(a)           “The Ghetto Fighters in Harlem World”, an autobiography by TaharQa and Tunde Ra Aleem (herein after referred to as “the Book”).  The Aleem brothers shall transfer to Z3E all rights title and interest, including all copyrights, trademarks and other intellectual property rights to the Book and any sequels or supplements to the Book as well as the exclusive worldwide publishing and distribution rights through any and all means available today and in the future.  By execution of this Memorandum of Agreement Z3E shall acquire the exclusive rights to adapt the book into a screenplay, movie or any other form of entertainment as well as the exclusive worldwide rights to distribute the movie or other entertainment production through any and all means available today and in the future.

(b)           All rights title and interest, intellectual property rights and all other marketing, distribution, sales available to the fullest extent permissible by law with respect to any commercial or personal use of any unreleased recordings of The Ghetto Fighters featuring Jimi Hendrix.  The rights to the unreleased recordings are currently owned by the Aleem Brothers as delineated in the agreement between the Aleems and the Hendrix estate in an addendum attached hereto. Copies of all music recordings shall be delivered to Z3E concurrently with execution of this Memorandum of Agreement and the Aleem Brothers shall have until December 31, 2010  to deliver copies of the master recordings featuring the Ghetto Fighters with Jimi Hendrix (the “Recordings”).

(c)        The Aleem Brothers hereby grant to Z3E the exclusive right to acquire additional projects for development including but not limited to “The World of the Mu”  and or “Urban Street Tales”.  The terms and conditions for such additional rights shall be negotiated in good faith.

(d)           In the event the Aleem Brothers receive a third party offer for the development or exploitation of such additional projects, the Aleem Brothers shall provide Z3E with a copy of each such offer and Z3E shall have the right to match such offer provided acceptance is confirmed to the Aleem Brothers in writing within thirty (30) days after delivery of the third party offer to Z3E.

(e)           Z3E desires to provide operational funding to the Aleem Brothers for the re-launch and operation of their record company, Nia Records.  The parties hereto agree to negotiate in good faith, the terms for such investment, including but not limited to the amount of capital to be invested, the operating budget and the return on investment, including the equity in Nia Records to be allocated to Z3E for such infusion of capital. Any investment by Z3E in Nia Records will be contingent upon and subject to execution of a definitive agreement to be executed by the parties and said agreement will reflect the terms and conditions set forth herein.

2.           The Investment.

As in for its investment and consideration for the rights granted hereunder, Z3E shall make the following payments and issue the following stock to the Aleem Brothers:

(i)           Fifty Thousand ($50,000) Dollars by bank wire transfer immediately following the execution of this Memorandum of Agreement.  Said funds to be wired as follows:

[Intentionally Deleted]

If the recordings are not delivered by December 31, 2010, the $25,000 payment will be made concurrently with the $425,000 payment.

(ii)           Four Hundred Twenty Five Thousand ($425,000) Dollars by bank wire transfer immediately following the execution of the formal contract between the parties hereto; and

(iii)           Common Voting Stock in Z3E in the face amount of Five Hundred Thousand ($500,000) Dollars promptly following the execution of the formal contract between the parties hereto; and

(iv)           Such additional compensation as the parties shall agree in the formal contract, including but not limited to royalties, bonuses, and consulting fees; and

(v)           Twenty (20%) percent of the gross  revenues received by Z3E from the sales of the book, the optioning or sale of the screenplay, sale of the movie and sale or licensing of the music soundtracks related to the Ghetto Fighters in Harlem World projects, until Z3E has recouped  the $500,000 cash payment,  the $500,000 paid in shares of common stock of Z3E and such other expenses related to the Book, screenplay, sale of the movie or soundtrack to the Ghetto Fighters in Harlem World; then fifty (50%) percent of all net revenues earned by Z3E in connection with the exploitation of the various projects described above.  The definition of net revenues and the methodology for calculation and the timing for payment shall be set forth in the formal contract,  or as determined pursuant to generally accepted accounting principles subject to documentation of  reasonable expenses.

3.           Consulting Agreement.

Z3E shall enter into a consulting agreement with the Aleem Brothers simultaneously with the execution of the formal contract, pursuant to which the Aleem Brothers shall each be paid a monthly consulting fee in the amount of Ten Thousand ($10,000) Dollars as compensation for the creative services to be rendered in connection with the development and the exploitation of the projects described in paragraph “1(a)” above. The Term of the consulting agreement shall be as mutually agreed upon and set forth in the formal contract.

4.           The Budget.

The Aleem Brothers, in consultation with Z3E, shall develop and submit proposed budgets for the various development projects described above.

5.           Press Release.

Upon the execution of this Agreement, the parties shall issue a joint press release announcing the venture contemplated by this transaction.  Z3E shall be responsible for making all necessary governmental and regulatory filings as may be required to facilitate these transactions and it shall advise its shareholders of the material terms of the formal agreement.

6.           Warranties.

The Aleem Brothers warrant and represent that they are the owners of the assets identified in Paragraph 1(a) and 1(b).  The Aleem Brothers further warrant and represent that the assets are not subject to any liens or encumbrances and no third party consents are required prior to execution of this Memorandum of Agreement.

7.           Breach.

In the event, of any breach of any term or condition of this Memorandum of Agreement, the parties are not able to come to terms on a definitive agreement or the Aleem Brothers are unable to honor this Memorandum of Agreement, the Aleem Brothers shall return any funds provided to the Aleem Brothers or their assignee. Funds shall be returned to Z3E within 30  days of the demand request in the same manner in which the funds were delivered to the Aleem Brothers. In the event, the funds cannot be returned, the Aleem Brothers shall be held liable for the return of all monies provided by Z3E or its designee any and all expenses incurred by Z3E in recovering any losses or damages suffered by Z3E.  Until such time as all funds advanced by Z3E have been returned,  interest shall accrue at the rate of 8% per annum until repaid in full. Interest to be calculated from date of  all payments to the Aleem Brothers.

Until such funds plus interest accrued thereon at the rate of 8% per annum, calculated from the date of payment to the Aleem Brothers are returned,  Z3E shall have and maintain a first position security interest in the assets covered by this Agreement, including but not limited to the copyrights in and to the musical compositions owned by the Aleems; and Z3E shall also have a right of first refusal and a last matching right with respect to the sale, licensing or assignment of all or any portion of such assets.  Provided however, that the maximum payment which Z3E shall be obligated to pay is $500,000 for a period of fifteen months following execution of this Memorandum of Agreement.

In addition to the rights set forth herein,  Z3E shall have the right to file a UCC-1 and appropriate copyright office notices to perfect its security interest at any time following execution of this Memorandum of Agreement.

              Notwithstanding the foregoing, in the event the Aleems do not make such repayment to Z3E within 5 months of the date of written demand, then this agreement shall be deemed to be the definitive agreement between the parties with the deletion of paragraphs 1(d) and 3 therefrom.

8.           Confidentiality.

The Aleem Brothers, upon signing this agreement, shall not discuss the agreed upon terms or use this LOA to negotiate with any other individual, or entity, the same terms identified herein.  The parties agree to keep the terms of the agreement confidential except as required by any court, government, or other regulatory agency.

9.           Reversion.

In the event Z3E should fail to commercially exploit any of the specific projects designated in paragraph 1 above within three (3) years from the date of execution of the formal contract, then the rights granted hereunder to Z3E with respect to that specific unexploited project shall revert entirely to the Aleem Brothers with no further obligation to Z3E.

10.           More Formal Contract.

The parties hereto agree to negotiate, in good faith, the terms set forth herein and such additional terms and conditions to be contained in a more definitive agreement.  In the event the formal contract is not fully executed within sixty (60)  days from the date hereof, then this Memorandum of Agreement  shall be a binding agreement between  the parties hereto,  their successors, assigns and affiliates.

11.           Miscellaneous.

(a)           This Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada.  By entering into this Agreement,  the parties agree to the jurisdiction of the state courts of Nevada.  In the event of any litigation, the prevailing party shall be entitled to recover all costs including reasonable attorneys fees

(b)           In the event of any breach or default in this Agreement by either party, written notice detailing such breach or default shall be given and the recipient shall have ten (10) days after receipt of notice of cure.  Notice may be sent via express mail,  registered mail or via electronic communication at the business location of the respective party.

(c)           Z3E in its sole and absolute discretion may assign the rights granted herein to an affiliated entity provided however that Z3E will be required to authorize the issuance of an Z3E common stock

(d           This Agreement represents the entire agreement with respect to the assets to be transferred by the Aleem Brothers and the consideration to be paid by Z3(E) and supercedes any prior agreement whether oral or written.

Z3 ENTERPRISES, INC.

By:  _______________________                                                                                     ____________________________
Authorized Signatory
        Taharqa Aleem
                                                                                                  a/k/a Albert Allen

____________________________

         Tunde Ra Aleem
                                                                                                     a/k/a Arthur Allen

Exhibit 99.1

HENDERSON, NV--(Marketwire - 12/28/10) - Z3 Enterprises, Inc. (OTC.BB:BIBB - News) (Pinksheets:BIBB - News) signed a memorandum of agreement to distribute unreleased Ghettofighters music featuring legendary rock guitarist Jimi Hendrix. Brothers TaharQa and Tunde Ra Aleem (formerly Albert and Arthur Allen) and Z3 Enterprises will release the music in conjunction with the release of the Aleem's autobiography. The book details the life and times of the Aleem/Allen brothers experiencing life as one entity. The book takes the reader through a generational vortex of the 60s, Vietnam, the Harlem Riots and through the social forces that helped create the musical genres of doo-wop, and hip-hop. Their forays with legend Jimi Hendrix gives a glimpse of acid rock's genesis and a peep into the life of the mega-star.

Closing of the transaction is subject to execution of a definitive agreement which will provide for additional cash payments, stock issuance, and ongoing royalties.

As part of the agreement, Z3 Enterprises (OTC.BB:BIBB - News) (Pinksheets:BIBB - News) expects to produce a major motion picture and documentary as well as other musical and promotional projects over the next several years. The music, which has been locked away for over 30 years, features the Aleems and Hendrix recordings before Jimi's death.

"This is a significant piece of music history," said Ross Giles, the company's new President and Chief Executive Officer. "The story of the Aleems and Hendrix will shed light on Hendrix's continuing impact on musical artists around the world for over 40 years." Giles added, "Jimi Hendrix's extraordinary talent and influence lives on in rock, hip-hop, R & B, even country music."

"We are thrilled to be with Z3 Enterprises and feel that they will help us to expose the opulent legacy between Jimi and The Ghettofighters," said TaharQa Aleem. "We feel strongly that the true story of our lives and the work we did with Jimi so many years ago will be in the right hands at Z3E," added Tunde Ra Aleem.

Z3 Enterprises expects to release the first single in a video featuring imagery of Jimi Hendrix and the Aleems. The company also plans to donate a portion of the profits derived from the projects to the James Marshall Hendrix Foundation for the purpose of educating students and musicians around the world.

About Z3 Enterprises, Inc. (OTC.BB:BIBB - News) (Pinksheets:BIBB - News) (formerly Bibb Corp.): Z3 Enterprises intends to finance, produce and distribute entertainment content and projects for television and feature films. The Company will also establish a publishing and special events marketing division. For more information, visit www.z3einc.com

Safe Harbor Statement: This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on the current plans and expectations of management and are subject to a number of uncertainties and risks that could significantly affect the company's current plans and expectations, as well as future results of operations and financial condition. A more extensive listing of risks and factors that may affect the company's business prospects and cause actual results to differ materially from those described in the forward-looking statements can be found in the reports and other documents filed by the company with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact:

Company Contact:

Ross Giles

CEO

Phone:             702-508-9255

Email: Email Contact